Exhibit 99(a)(4)

SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of August 16, 2007

SERIES	CLASS

Non-Money Market Funds

JPMorgan Asia Equity Fund	A, Select, Institutional

JPMorgan Bond Fund	A, B, C, Select, Institutional, Ultra

JPMorgan California Tax Free Bond Fund	A, C, Select Institutional

JPMorgan Capital Growth Fund	A, B, C, Select

JPMorgan China Region Fund	A, C, Select, R

JPMorgan Disciplined Equity Fund	A, Select, Institutional, Ultra

JPMorgan Diversified Fund	A, B, C, Select, Institutional

JPMorgan Dynamic Growth Fund	A, C, Select, R

JPMorgan Dynamic Small Cap Core Fund	A, C, Select, R

JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, B, C, Select

JPMorgan Emerging Markets Debt Fund	A, C, Select, R

JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional

JPMorgan Enhanced Income Fund	Institutional

JPMorgan Global Focus Fund	A, C, Select, R

JPMorgan Growth and Income Fund	A, B, C, Select

Highbridge Statistical Market Neutral Fund	A, C, Select

JPMorgan Income Builder Fund	A, C, Select

JPMorgan India Fund	A, C, Select, R

JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional

SERIES	CLASS

JPMorgan International Currency Income Fund	A, C, Select, R

JPMorgan International Equity Fund	A, B, C, Select, R

JPMorgan International Growth Fund (to be deleted upon liquidation, which is expected 8/31/07)	A, B

JPMorgan International Opportunities Fund	A, B, C, Select, Institutional

JPMorgan International Small Cap Equity Fund	A, B, Select, Institutional

JPMorgan International Realty Fund	A, B, Select, R

JPMorgan International Value Fund	A, B, C, Select, Institutional

JPMorgan International Value SMA Fund	(No Class Designation)

JPMorgan Intrepid America Fund	A, C, Select, R

JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional

JPMorgan Intrepid Multi Cap Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06)	A, C, Select

JPMorgan Intrepid European Fund	A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund	A, C, Select, R

JPMorgan Intrepid Long/Short Fund (to be renamed JPMorgan Intrepid Plus Fund as of 11/1/07)	A, C, Select

JPMorgan Intrepid Value Fund	A, C, Select, R

JPMorgan Japan Fund	A, B, C, Select

JPMorgan Latin America Fund	A, C, Select, R

JPMorgan Market Neutral Fund	A, B, Institutional

JPMorgan Micro Cap Fund	A, C, Select

JPMorgan Mid Cap Equity Fund	A, Select

JPMorgan New York Tax Free Bond Fund	A, B, C, Select, Institutional

JPMorgan Real Return Fund	A, C, Select, Institutional

SERIES	CLASS

JPMorgan Russia Fund	A, C, Select, R

JPMorgan Short Term Bond Fund	A, Select, Institutional

JPMorgan Small Cap Core Fund	Select

JPMorgan Small Cap Equity Fund	A, B, C, Select, R

JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2010 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2025 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2035 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2045 Fund	A, C, Select, Institutional

JPMorgan SmartRetirement 2050 Fund	A, C, Select, Institutional

JPMorgan Strategic Appreciation Fund	A, C, Select, R

JPMorgan Strategic Income Fund (name change from JPMorgan Global Strategic Income Fund effective 6/16/06)	A, B, C, Select, Institutional

JPMorgan Strategic Preservation Fund	A, C, Select, R

JPMorgan Strategic Small Cap Value Fund	A, C, Select, R

JPMorgan Tax Aware Core Equity Fund	Select

JPMorgan Tax Aware Disciplined Equity Fund	Institutional

JPMorgan Tax Aware Diversified Equity Fund	Select

JPMorgan Tax Aware Enhanced Income Fund	A, Select, Institutional

JPMorgan Tax Aware High Income Fund	A, C, Select

JPMorgan Tax Aware Large Cap Growth Fund	Select

SERIES	CLASS

JPMorgan Equity Income II Fund (name change from JPMorgan Tax Aware Large Cap Value Fund effective 9/15/06)	Select

JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional

JPMorgan Tax Aware Real Return SMA Fund	(No Class Designation)

JPMorgan Tax Aware Short-Intermediate Income Fund	Select, Institutional

JPMorgan Tax Aware U.S. Equity Fund	A, B, C, Select, Institutional

JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, R

JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, R

JPMorgan U.S. Large Cap Value Plus Fund	A, C, Select, R

JPMorgan U.S. Small Company Fund	A, C, Select, Institutional

JPMorgan Value Advantage Fund	A, C, Select, Institutional

JPMorgan Value Discovery Fund	A, C, Select, R

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve

JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Select, Cash Management

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

B-4